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                              SECOND AMENDMENT TO
                               CREDIT AGREEMENT

                                    between

                                DRIL-QUIP, INC.

                                      and

                     BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                Effective as of
                               January 24, 2001
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                               TABLE OF CONTENTS

                                                                   PAGE

ARTICLE I.    DEFINITIONS.........................................   1
              1.01  Terms Defined Above...........................   1
              1.02  Terms Defined in Agreement....................   1
              1.03  References....................................   1
              1.04  Articles and Sections.........................   1
              1.05  Number and Gender.............................   2

ARTICLE II.   AMENDMENTS..........................................   2
              2.01  Amendment of Section 1.2......................   2
              2.02  Amendment of Section 2.9......................   2
              2.03  Amendment of Section 6.4......................   2
              2.04  Amendment of Exhibit I........................   3
              2.05  Amendment of Exhibit IV.......................   3

ARTICLE III   CONDITIONS..........................................   3
              3.01  Receipt of Documents..........................   3
              3.02  Accuracy of Representations and Warranties....   3

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES......................   3

ARTICLE V.    RATIFICATION........................................   4

ARTICLE VI.   MISCELLANEOUS.......................................   4
              6.01  Scope of Amendment............................   4
              6.02  Agreement as Amended..........................   4
              6.03  Parties in Interest...........................   4
              6.04  Rights of Third Parties.......................   4
              6.05  ENTIRE AGREEMENT..............................   4
              6.06  GOVERNING LAW.................................   5
              6.07  JURISDICTION AND VENUE........................   5
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                     SECOND AMENDMENT TO CREDIT AGREEMENT

    This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of January 24, 2001, between DRIL-QUIP, INC., a Delaware corporation (the "Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                             W I T N E S S E T H:

    WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 27, 1999, as amended by First Amendment to Credit Agreement dated effective as of May 26, 2000 (the "Agreement"), to which reference is here made for all purposes;

    WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

    1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrower," "Lender," and "Second Amendment" shall have the meaning assigned to such term hereinabove.

    1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

    1.03 References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

    1.04. Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an
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entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

    1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II.
                                  AMENDMENTS

    The Borrower and the Lender hereby amend the Agreement in the following particulars:

    2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

    The following definition is amended to read as follows:

        "Available Commitment" shall mean, at any time, an amount equal to the remainder, if any, of (a) $40,000,000 minus (b) the Loan Balance at such time."

    2.02 Amendment of Section 2.9. Section 2.9 of the Agreement is hereby amended to read as follows:

        "2.9 Facility Fee. In addition to interest on the Note as provided herein and all other fees payable hereunder and to compensate the Lender for the costs of the extension of credit hereunder, the Borrower shall pay to the Lender on the date of execution of this Second Amendment, in immediately available funds, a facility fee in the amount of $25,000."

    2.03 Amendment of Section 6.4. Section 6.4 of the Agreement is hereby amended to read as follows:

        "6.4 Tangible Net Worth. Permit Tangible Net Worth as of the close of any fiscal quarter to be less than $140,000,000 for all periods beginning with the December 31, 2000, Financial Statements."

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    2.04 Amendment of Exhibit I. Exhibit I, i.e. the Form of Promissory Note, is
as set forth on Exhibit I to this Second Amendment.

    2.05 Amendment of Exhibit IV. Exhibit IV, i.e. "Disclosures", is as set forth on Exhibit IV to this Second Amendment.

                                 ARTICLE III.
                                  CONDITIONS

    The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

    3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

    (a) multiple counterparts of this Second Amendment as requested by the Lender;

    (b)  the Note; and

    (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

    3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct.

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

    The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

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                                  ARTICLE V.
                                 RATIFICATION

    Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

    6.01 Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

    6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

    6.03 Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

    6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

    6.05 ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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    6.06 GOVERNING LAW. THIS SECOND AMENDMENT, THE AGREEMENT AND THE NOTE SHALL
BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

    6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

    IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                        BORROWER:

                                        DRIL-QUIP, INC.



                                        By:  /s/ J. MIKE WALKER
                                           -----------------------------
                                           J. Mike Walker
                                           Co-Chief Executive Officer


                                        LENDER:

                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION



                                        By:  /s/ JONATHAN GREGORY
                                           -----------------------------
                                           Jonathan Gregory
                                           Vice President

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                                   EXHIBIT I

                                 FORM OF NOTE

                                PROMISSORY NOTE

$40,000,000                      Houston, Texas                 January 24, 2001

    FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of FORTY MILLION DOLLARS ($40,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of even date herewith by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

    Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

    This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

    THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                           DRIL-QUIP, INC.



                                           By:
                                              --------------------------------
                                              J. Mike Walker
                                              Co-Chief Executive Officer

                                      I-i

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                                  EXHIBIT IV

                                  DISCLOSURES


Section 4.7                     Liabilities

                                None

                                Litigation

                                None


Section 4.11                    Environmental Matters

                                None


Section 4.16                    Casualties

                                None


Section 4.18                    Subsidiaries

                                Dril-Quip (Europe), Limited
                                Dril-Quip Asia Pacific P.T.E., Ltd.
                                DQ Holding PTY, Ltd.
                                Dril-Quip Do Brasil Ltda.

                                     IV-i